Exhibit 99.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF AN
PEOPLES STATE BANK	)	ORDER TO CEASE AND DESIST
HAMTRAMCK, MICHIGAN	)
	)	FDIC-09-129b
(Insured State Nonmember Bank))
)

     Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”) and the State of Michigan, Office of Financial and Insurance Regulation (“OFIR”), it is hereby stipulated and agreed by and among representatives of the FDIC, OFIR, and Peoples State Bank, Hamtramck, Michigan (“Bank”) as follows:
     1. The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe and unsound banking practices alleged to have been committed by the Bank and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under section 2304 of the Banking Code of 1999, Mich. Comp. Laws § 487.12304, and has knowingly waived that right.

     2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC and OFIR.
     3. The Bank further stipulates and agrees that such ORDER shall be deemed to be a cease-and-desist order which has become final and unappealable, and that the ORDER shall become effective upon its issuance by the FDIC and OFIR and fully enforceable by the FDIC and OFIR pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), and section 2311 of the Banking Code of 1999, Mich. Comp. Laws § 487.12311, respectively, subject only to the conditions set forth in paragraph 4 of this CONSENT AGREEMENT.
     4. In the event the FDIC and OFIR accept this CONSENT AGREEMENT and issue the ORDER, it is agreed that no action to enforce the ORDER will be taken by the FDIC in the United States District Court or the appropriate Federal Circuit Court or by OFIR in the appropriate State Circuit Court unless the Bank, any Bank institution-affiliated party, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), or any of its successors or assigns, has violated or is about to violate any provision of the ORDER.
     5. The Bank hereby waives:
     (a) The receipt of a NOTICE;

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     (b) All defenses and counterclaims of any kind to this proceeding;
     (c) A hearing for the purpose of taking evidence on the allegations in the NOTICE;
     (d) The filing of proposed findings of fact and conclusions of law;
     (e) A recommended decision of an Administrative Law Judge; and
     (f) Exceptions and briefs with respect to such recommended decision.
     Dated this 1st day of September 2009.

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL DIVISION		PEOPLES STATE BANK HAMTRAMCK, MICHIGAN

By:	/s/ Louis J. DiPietro	By:	/s/ James B. Jacobs

	Louis J. DiPietro		James B. Jacobs
	Deputy Regional Counsel		Director

OFFICE OF FINANCIAL AND INSURANCE REGULATION			/s/ Michael J. Kowalski

Michael J. Kowalski
Director

By:	/s/ Stephen R. Hilker		/s/ Longine V. Morawski

	Stephen R. Hilker		Longine V. Morawski
	Chief Deputy Commissioner Office of Financial and Insurance Regulation State of Michigan		Director

/s/ Sydney L. Ross

Sydney L. Ross
Director

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/s/ Michael J. Tierney
Michael J. Tierney
Director

/s/ Edward H. Turner
Edward H. Turner
Director

/s/ David L. Wood
David L. Wood
Director Comprising the Board of Directors of PEOPLES STATE BANK HAMTRAMCK, MICHIGAN

4

FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.
AND
STATE OF MICHIGAN
OFFICE OF FINANCIAL AND INSURANCE REGULATION

)
In the Matter of	)	ORDER TO CEASE AND DESIST
)
PEOPLES STATE BANK	)	FDIC-09-129b
HAMTRAMCK, MICHIGAN	)
)
(STATE CHARTERED	)
INSURED NONMEMBER BANK))
)

     Peoples State Bank, Hamtramck, Michigan (“Bank”), having been advised of its right to a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices alleged to have been committed by the Bank, and of its right to a hearing on the charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and under section 2304 of the Banking Code of 1999, Mich. Comp. Laws 487.12304, regarding hearings before the Office of Financial and Insurance Regulation for the State of Michigan (“OFIR”), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) with representatives of the Federal Deposit Insurance

Corporation (“FDIC”) and the OFIR, dated September 1st, 2009, whereby, solely for the purpose of this proceeding and without admitting or denying the charges of unsafe or unsound banking practices, the Bank consented to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC and the OFIR.
     The FDIC and the OFIR considered the matter and determined that they had reason to believe that the Bank had engaged in unsafe or unsound banking practices, and violations of law, a conclusion which the Bank’s board of directors does not concur with. The FDIC and the OFIR, therefore, accepted the CONSENT AGREEMENT and issued the following:
     IT IS HEREBY ORDERED, that the Bank, its institution affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), and its successors and assigns, cease and desist from the following unsafe or unsound banking practices:
A.	Operating with an inadequate level of capital protection for the kind and quality of assets held.

B.	Engaging in hazardous lending and lax collection practices.

C.	Operating with an excessive level of adversely classified assets, delinquent loans, and nonaccrual loans.

D.	Operating with an inadequate allowance for loan and lease losses (“ALLL”).

E.	Violating laws, rules or regulations.

F.	Operating with management whose policies and practices are detrimental to the Bank.

G.	Operating with a board of directors which has failed to provide adequate supervision over and direction to the management of the Bank to prevent unsafe and unsound banking practices.
     IT IS FURTHER ORDERED, that the Bank, its institution-affiliated parties, and its successors and assigns, take affirmative action as follows:
MANAGEMENT
     1. (a) The Bank shall have and retain qualified management. Each member of management shall have qualifications and experience commensurate with his or her duties and responsibilities at the Bank. Management shall be provided the necessary written authority to implement the provisions of this ORDER. The qualifications of management shall be assessed on its ability to:
(i)	Comply with the requirements of this ORDER;

(ii)	Operate the Bank in a safe and sound manner;

(iii)	Comply with applicable laws, rules, and regulations; and

(iv)	Restore all aspects of the Bank to a safe and sound condition, including capital adequacy, asset quality, management effectiveness, earnings, liquidity, and sensitivity to interest rate risk.
          (b) During the life of this ORDER, prior to the addition of any individual to the board of directors or the employment of any individual as a senior executive officer, the Bank shall request and obtain the OFIR’s written approval. For purposes of this ORDER, “senior executive officer” is defined as in section 32 of the Act (“section 32”), 12 U.S.C. § 1831(i), and section 303.101(b) of the FDIC Rules and Regulations, 12 C.F.R. § 303.101(b).
BOARD PARTICIPATION
     2. (a) As of the effective date of this ORDER, the board of directors shall assume full responsibility for the approval of sound policies and objectives and for the supervision of all of the Bank’s activities, consistent with the role and expertise commonly expected for directors of banks of comparable size. The board’s participation shall include meetings to be held no less frequently than monthly at which, at a minimum, the following areas shall be reviewed and approved: reports of income and expenses; new, overdue, renewal, insider, charged off, and recovered loans; investment activity; adoption or modification of operating policies; individual committee reports; audit reports; internal control reviews including management’s responses; reconciliation of general ledger accounts; and compliance with this ORDER. Board minutes shall document these reviews and approvals, including the names of any dissenting directors.
          (b) Within 60 days from the effective date of this ORDER, the Bank’s board of directors shall have in place a program that will provide for monitoring of the Bank’s compliance with this ORDER.
CAPITAL
     3. (a) Within 60 days from the effective date of this ORDER, the Bank shall have and maintain its level of Tier 1 capital as a percentage of its total assets (“capital ratio”) at a minimum of 8 percent. For purposes of this ORDER, Tier 1 capital and total assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations (“Part 325”), 12 C.F.R. Part 325.
          (b) If, while this ORDER is in effect, the Bank increases capital by the sale of new securities, the board of directors of the Bank shall adopt and implement a plan for the sale of such additional securities, including the voting of any shares owned or proxies held by or controlled by them in favor of said plan. Should the implementation of the plan involve public distribution of Bank securities, including a distribution limited only to the Bank’s existing shareholders, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and other material disclosures necessary to comply with Federal securities laws. Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the sale of the securities shall be submitted to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429 and to the OFIR, 611 West Ottawa Street, Lansing, Michigan 48909, for their review. Any changes requested to be made in the materials by the FDIC or the OFIR shall be made prior to their dissemination.
          (c) In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of Bank securities written notice of any planned or existing development or other changes which are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 calendar days of the date any material development or change was planned or occurred, whichever is earlier, and shall be furnished to every purchaser and/or subscriber of the Bank’s original offering materials.
LOSS CHARGE-OFF
     4. As of the effective date of this Order the Bank shall charge off from its books and records any loan classified “Loss” in the Report of Examination dated November 10, 2008, (“ROE”).
PROHIBITION OF ADDITIONAL LOANS TO CLASSIFIED BORROWERS
     5. (a) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who is already obligated in any manner to the Bank on any extensions of credit (including any portion thereof) that has been charged off the books of the Bank or classified “Loss” in the ROE, so long as such credit remains uncollected.
          (b) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower whose loan or other credit has been classified “Substandard”, “Doubtful”, or is listed for Special Mention in the ROE, and is uncollected unless the Bank’s board of directors has adopted, prior to such extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank. A copy of the statement shall be signed by each Director, and incorporated in the minutes of the applicable board of directors’ meeting. A copy of the statement shall be placed in the appropriate loan file.
REDUCTION OF DELINQUENCIES AND CLASSIFIED ASSETS
     6. (a) Within 60 days from the effective date of this ORDER, the Bank shall adopt, implement, and adhere to, a written plan to reduce the Bank’s risk position in each asset in excess of $300,000, which is more than 90 days delinquent or classified “Substandard” or “Doubtful” in the ROE. The plan shall include, but not be limited to, provisions which:
(i)	Prohibit an extension of credit for the payment of interest, unless the Board provides, in writing, a detailed explanation of why the extension is in the best interest of the Bank;

(ii)	Provide for review of the current financial condition of each delinquent or classified borrower, including a review of borrower cash flow and collateral value;

(iii)	Delineate areas of responsibility for loan officers;

(iv)	Establish dollar levels to which the Bank shall reduce delinquencies and classified assets within 6 and 12 months from the effective date of this ORDER; and

(v)	Provide for the submission of monthly written progress reports to the Bank’s board of directors for review and notation in minutes of the meetings of the board of directors.
          (b) As used in this paragraph, “reduce” means to: (1) collect; (2) charge off; (3) sell; or (4) improve the quality of such assets so as to warrant removal of any adverse classification by the FDIC and the OFIR.
          (c) A copy of the plan required by this paragraph shall be submitted to the Regional Director of the Chicago Region of the FDIC (“Regional Director”) and Chief Deputy Commissioner of the OFIR (“Chief Deputy Commissioner”) for review.
          (d) While this ORDER remains in effect, the plan shall be revised to include assets which become more than 90 days delinquent after the effective date of this ORDER or are adversely classified at any subsequent examinations.
DIVIDEND RESTRICTION
     7. As of the effective date of this ORDER, the Bank shall not declare or pay any cash dividend without the prior written consent of the Regional Director and Chief Deputy Commissioner.

ALLOWANCE FOR LOAN AND LEASE LOSSES
     8. (a) Prior to submission or publication of all Reports of Condition and Income required by the FDIC after the effective date of this ORDER, the board of directors of the Bank shall review the adequacy of the Bank’s ALLL, provide for an adequate ALLL, and accurately report the same. The minutes of the board meeting at which such review is undertaken shall indicate the findings of the review, the amount of increase in the ALLL recommended, if any, and the basis for determination of the amount of ALLL provided. In making these determinations, the board of directors shall consider the FFIEC Instructions for the Reports of Condition and Income and any analysis of the Bank’s ALLL provided by the FDIC or OFIR.
          (b) ALLL entries required by this paragraph shall be made prior to any capital determinations required by this ORDER.
CORRECTION OF VIOLATIONS
     9. Within 30 days from the effective date of this ORDER, the Bank shall eliminate and/or correct all violations of law, rule, and regulations listed on page 21 of the ROE.
SPECIAL MENTION
     10. Within 60 days from the effective date of this Order the Bank shall correct all deficiencies in the loans listed for “Special Mention” on pages 45 through 51 of the ROE.

DISCLOSURE TO SHAREHOLDERS
     11. Following the effective date of this ORDER, the Bank shall send to its shareholders a copy or description of this ORDER: (1) in conjunction with the Bank’s next shareholder communication; or (2) in conjunction with its notice or proxy statement preceding the Bank’s next shareholder meeting. The description shall fully describe this ORDER in all material respects. The description and any accompanying communication, notice or statement shall be sent to the FDIC Registration and Disclosure Section 550 17th Street, N.W., Washington, D.C. 20429 and to Stephen R. Hilker, Chief Deputy Commissioner, Office of Financial and Insurance Regulation, 611 West Ottawa Street, Lansing, Michigan 48909 for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the FDIC and the OFIR shall be made prior to dissemination of the description, communication, notice or statement.
PROGRESS REPORTS
     12. Within 30 days from the end of each calendar quarter following the effective date of this ORDER, the Bank shall furnish to the Regional Director and Chief Deputy Commissioner written progress reports signed by each member of the Bank’s board of directors, detailing the actions taken to secure compliance with the ORDER and the results thereof.

     The effective date of this ORDER shall be 10 days after the date of its issuance by the FDIC and the OFIR.
     The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.
     The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provision has been modified, terminated, suspended, or set aside by the FDIC and the OFIR.
     Pursuant to delegated authority.
     Dated: September 18, 2009.

/s/ M. Anthony Lowe	/s/ Stephen R. Hilker

M. Anthony Lowe Regional Director Chicago Regional Office Federal Deposit Insurance Corporation	Stephen R. Hilker Chief Deputy Commissioner Office of Financial and Insurance Regulation State of Michigan